UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2018

SS&C TECHNOLOGIES HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-34675	71-0987913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Lamberton Road, Windsor, CT	06095
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 298-4500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On November 16, 2018, in connection with the Transactions (as defined below), SS&C Technologies Holdings, Inc. (the “Company”) and Impala Private Holdings I, LLC (the “Seller”), an affiliate of Siris Capital Group, LLC, entered into a Registration Rights Agreement (the “Registration Rights Agreement”), under the terms of which the Company is obligated to maintain a shelf registration statement to enable the resale by the Seller of shares of the Company’s common stock forming the Equity Consideration (as defined below).

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

The information set forth under Item 2.03 is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 16, 2018, the Company completed the transactions (the “Transactions”) contemplated by the Membership Interest Purchase Agreement (the “Purchase Agreement”) dated as of September 6, 2018, between the Company and the Seller.

Upon completion of the Transactions, the Company acquired from the Seller all of the outstanding membership interests of Impala Private Holdings II, LLC (“Intralinks”), in exchange for (i) approximately $1 billion in cash, which was financed from borrowings under the Credit Agreement described in Item 2.03 and (ii) approximately $500 million in shares of the Company’s common stock, with the per share price of the stock based on the volume weighted average trading price for 30 trading days prior to closing (the “Equity Consideration”). SS&C funded the acquisition with a combination of approximately 9.9 million common shares and $1 billion of incremental term loan debt. Intralinks is a leading financial technology provider for the global banking, deal making and capital markets communities.

The foregoing descriptions of the Transactions and the Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 6, 2018, and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On November 16, 2018, concurrently with completion of the Transactions, the Company, SS&C Technologies, Inc., a subsidiary of the Company (“Technologies”), and certain of the Company’s other subsidiaries entered into an amendment (the “Amendment”) to the amended and restated credit agreement dated April 16, 2018 (as amended, the “Credit Agreement”), among the Company, Technologies, SS&C European Holdings S.à R.L, SS&C Technologies Holdings Europe S.à R.L., certain of the Company’s other subsidiaries, Credit Suisse AG, Cayman Islands Branch, acting as administrative agent, and certain lenders and letter of credit issuers party thereto.

Pursuant to the Amendment, a new $1.0 billion senior secured incremental term loan B facility (the “Incremental Term Loan Facility”) was made available to Technologies for purposes of financing a portion of the consideration for the Transactions. The Incremental Term Loan Facility matures on April 16, 2025 and bears interest at the rate applicable to the incremental term loan B facilities currently outstanding under the Credit Agreement.

Except as described above, the terms, covenants and events of default applicable to the Incremental Term Loan Facility are materially consistent with the terms, covenants and events of default applicable to loans incurred under the Credit Agreement and which are described in the Company’s Current Report on Form 8-K filed with the SEC on April 16, 2018.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 2.01 related to the issuance of shares of the Company’s common stock forming the Equity Consideration is incorporated by reference hereunder. Such issuance was made in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), contained in Section 4(a)(2) thereof.

Item 7.01 Regulation FD Disclosure.

A copy of the press release of the Company dated November 16, 2018 announcing completion of the Transactions is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1

Membership Interest Purchase Agreement dated as of September 6, 2018, by and between Impala Private Holdings I, LLC and SS&C Technologies Holdings, Inc., incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 6, 2018

10.1	Registration Rights Agreement dated November 16, 2018, by and between the Seller and the Company
10.2

Commitment Increase Amendment dated as of November 16, 2018, among SS&C Technologies Holdings, Inc., certain of its subsidiaries, Credit Suisse AG, Cayman Islands Branch, as administrative agent, and Deutsche Bank AG New York Branch, as lender

99.1	Press release dated November 16, 2018 issued by the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SS&C TECHNOLOGIES HOLDINGS, INC.

Date: November 16, 2018	By:	/s/ Patrick J. Pedonti
Patrick J. Pedonti
Senior Vice President and Chief Financial Officer